UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21580

CORTINA FUNDS, INC.
(Exact name of registrant as specified in charter)

825 N. Jefferson St., Suite 400, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

(414) 225-7365
Registrant’s telephone number, including area code

Lori Hoch
825 N. Jefferson St., Suite 400
Milwaukee, WI 53202
(Name and address of agent for service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2015 - June 30, 2016

Item 1.  Reports to Stockholders.

TABLE OF CONTENTS

Cortina Small Cap Growth Fund
Shareholder Letter	1
Portfolio Information	3
Cortina Small Cap Value Fund
Shareholder Letter	4
Portfolio Information	6
Disclosure of Fund Expenses	7
Schedule of Investment
Cortina Small Cap Growth Fund	8
Cortina Small Cap Value Fund	11
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights
Cortina Small Cap Growth Fund	16
Cortina Small Cap Value Fund ‐ Institutional	17
Cortina Small Cap Value Fund ‐ Investor	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	24
Additional Information	25
Board of Directors and Officers	27

Shareholder Letter

Cortina Small Cap Growth Fund	June 30, 2016 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

Fiscal 2016 has been a constructive period for the Cortina Small Cap Growth Fund.  A year ago we discussed a calming of the stylistic headwinds that plagued our strategy in 2014 and early 2015. This led us to believe that fiscal 2016 could be a more beneficial environment for our strategy. As we look back today, that has largely been the case. The Fund has outperformed both the Russell 2000 Growth benchmark index as well as the small cap growth mutual fund peer group average over the past three, six and twelve month periods (Source:   Morningstar.com). While relative performance has been strong, it was a difficult period in which to make money and the Fund is down in absolute terms over the full fiscal year.

Over the past six months, the Fund has generated both positive relative and absolute returns in what can only be described as a wild ride for financial markets. Through the first six weeks of 2016, the Russell 2000 Growth index fell 18.9% before bottoming on February 11th and rising 21.4% through the end of June. Thanks to the power of compounding, a 21.4% rise following an 18.9% decline leaves the index down 1.6% year to date. We fell slightly more to start the year but rebounded sharply to finish the period up 2.88%. Much went into our positive absolute and relative performance including solid contribution from two new investment themes, opportunistic investments in beaten up stocks of companies we have long admired and a surge in merger and acquisition (M&A) activity involving portfolio holdings.

Beginning with thematic contribution, we initiated two new investment themes in fiscal 2016: Alternative Threat Landscape and Infrastructure Rebuild. Holdings in these two themes accounted for a significantly higher portion of portfolio returns than portfolio weight over the past six months. The Alternative Threat Landscape theme is predicated on the phenomenon that threats to cyber security are increasingly coming from inside of an organization.  This means that it is no longer sufficient just to put barriers around the perimeter of technology networks.  Instead, corporate and government entities alike are investing in solutions that monitor activity within the network to ensure that trusted parties are not deviating from historical usage patterns and that they engage solely in activities that are consistent with their credentials. Our Infrastructure Rebuild theme is a direct result of the $305 billion highway bill that was signed into law in December. Rebuilding our domestic infrastructure is an initiative that has long enjoyed bipartisan support but has not been allocated long term funding since the prior highway bill expired in 2009.  The newly passed bill provides states and companies with multiple years of spending visibility upon which to make capital allocation decisions.

From an opportunistic investment standpoint we initiated positions in several new holdings during the volatile months of January and February. Many of these investments were in companies that we have admired and desired to invest in for quite some time but did not meet the attractive valuation piece of our investment criteria.  Our approach to very richly valued stocks is to do the fundamental research and determine the price at which we would like to invest.  We then create alerts that notify us if the stock comes down to our desired entry price.  Should that occur, we can make an expeditious investment decision having already performed the bulk of the research. We had several alerts triggered during the market sell off and after ensuring our reasons for wanting to own the stock were still intact we were able to take advantage of opportunities that were previously not there. Two of these new holdings were amongst our top three contributors over the first half of calendar 2016.

Lastly, M&A activity was a key driver of portfolio performance over the most recent quarter.  We had four portfolio holdings acquired over a three week period. Two were acquired at substantial premiums to their prior day close and all four were acquired at substantial premiums to their February lows. Beyond the direct benefit of those four holdings, increased M&A activity of small cap growth companies tends to shine a light on other small cap growth companies and this phenomenon no doubt benefitted our strategy as well.

OUTLOOK AND POSITIONING
As we enter fiscal 2017, our largest absolute and relative weighting is in the Technology sector. It is typical for the Technology sector to command a large position in the portfolio because innovation is high and barriers to compete are low.  These conditions allow small companies to disrupt. Technology companies in the portfolio are poised to benefit from a variety of demand drivers but there are three general themes behind a significant number of these investments: corporate apps residing in the internet cloud, speeding up and widening the capacity of the internet, and changes to the cyber threat landscape.

Health Care is our second largest sector both on an absolute and relative basis.  This is a change from six months ago when we were underweight the sector.  The change was driven by the addition of several new holdings in the January and February timeframe as discussed above as well as the outperformance of our health care stocks relative to those in the benchmark.  We remain essentially unexposed to clinical stage (pre‐revenue) biotechnology stocks and continue to favor medical technology and life sciences companies with company specific product cycles.  We have also made investments in health care staffing businesses that seem to be benefitting from the combination of increased utilization of the health care system and an aging work force that is struggling to keep up with demand.

Lastly, we are meaningfully overweight the Energy sector relative to our benchmark though it is a small absolute weight at approximately 5% of assets.  Our holdings are predominantly oil‐centric exploration and production (E&P) companies. U.S. oil production has begun to decline as has production at many OPEC and non‐OPEC countries.  Meanwhile, global demand for oil continues to rise, exceededing most expectations.  We are now at the point where declining global production is roughly equal to rising global demand which could set the stage for commodity prices to rise.

Annual Report | June 30, 2016	1

Shareholder Letter

Cortina Small Cap Growth Fund	June 30, 2016 (Unaudited)

Tempering our enthusiasm, world‐wide storage levels remain highly elevated which has the potential to push out the commodity price reaction to supply‐demand imbalances.  Beyond the macro environment what excites us is the fundamental set up of individual holdings that we believe are underappreciated by the market, possibly due to their market cap and/or high cost legacy assets which are no longer the companies’ primary value drivers.

A year ago we communicated that entering fiscal 2016, a more constructive environment for our strategy was visible.   We again reiterate that stance for fiscal 2017. This style, which is characterized by smaller market cap, higher growth companies that for the most part do not pay dividends was heavily out of favor from March of 2014 through March of 2015.  Since then, stylistic headwinds have slowly but persistently eased and the past three months have been the most favorable period for our style that we can recall since 2013.  Stocks of high growth companies that reinvest their cash flows into their business seem to be gaining favor relative to slower growth companies with high dividend payouts.  Microcaps aren’t going up because they are small, but being small is no longer preventing them from going up.  Likewise, higher relative valuations are not the impediment to stock performance that they once were, provided the fundamentals are there to justify a higher price. From a valuation perspective, small caps are not cheap on an absolute basis but according to one Wall Street strategist on a relative basis “small caps are the cheapest they’ve ever been on our model, excluding the tech bubble”. In short, we believe the backdrop for our style remains constructive.

2	1-855-612-3936 | www.cortinafunds.com

Portfolio Information

Cortina Small Cap Growth Fund	June 30, 2016 (Unaudited)

Growth of $25,000 Investment (Unaudited)
For the period from September 30, 2011 (Inception) to June 30, 2016.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Growth Fund (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Growth Index. It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended June 30, 2016
	6 Months	1 Year	3 Years	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Growth Fund	2.88%	-7.33%	1.60%	9.86%	1.58%
Russell 2000® Growth Index	-1.59%	-10.75%	7.74%	14.91%

*	The Fund’s inception date is September 30, 2011.
**
Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2016, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations***

***	Percentages are based on Net Assets as of June 30, 2016. Holdings are subject to change.

Annual Report | June 30, 2016	3

Shareholder Letter

Cortina Small Cap Value Fund	June 30, 2016 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

2016 has been marked by volatility not seen in some time. Early weakness in both equity and credit markets has been supplanted by significant gains since the February lows in virtually all asset classes. The Cortina Small Cap Value Fund began the year with a tough start but as the mid-year approached performance began to improve as the market began to see the value in companies held in the portfolio that are improving and, in our opinion, are also undervalued.

Analyzing the data, over the nearly five year history of the Cortina Small Cap Value Fund, the key driver of alpha generation has been the ownership of companies with above-average forward earnings growth that are trading at below average valuations, exactly as one would expect with our philosophy and process. We seek out value companies that are in the early stages of becoming growth companies. It is a stock-picking strategy that performs well when the market is focused upon equity-like returns and understanding of equity-type risks. Of late, it has not performed well relative to the index as the market is focused upon fixed-income-like returns and ignoring equity-type risks. Year to date, the index has rewarded the exact opposite of what we seek. The best performing constituents of the benchmark have been equities in the highest quintile of valuation and the lowest quintile of earnings growth. It is very difficult to justify paying, in many cases, 20+x earnings for companies growing at best mid-single-digits, and view that as safe yet that is what the market is effectively doing. On an absolute basis, the portfolio is performing as we would expect it to, but living in a relative world makes for unusual days.

We expect a shift in the market to develop later this year. Conventional wisdom is that the simple quest for yield drove a massive push into Utilities and Real Estate Investment Trusts (REITs) in search of income in a negative rate world. That is clearly an important factor. In reviewing our performance and that of the market over recent quarters, we believe capital protection, not yield seeking, was equally important. A clear understanding of what might reverse that flow is critical.

Put another way, there is certainly a quest for yield that is distorting equity markets, but just as population moves drive the course of history, capital movements drive the course of finance. Yield-seeking is unlikely to be the sole explanatory factor for the shift into low growth, high valuation dividend payers. It was also a shift of billions of dollars that began as a safety move which became momentum-chasing. When these trends reverse is unknown, but it will likely be rapid when it begins. What began the outflows from Biotech may have been a tweet from a Presidential Candidate, or that was coincidental with an economic data point, Valeant’s implosion, or a simple change in trend began the rush. No matter, once the money began leaving it was gone. For Consumer Staples and Utilities, and maybe REITs, it could be a whiff of inflation, a missed earnings number, a bad acquisition unraveling or some other surprise. The perception of safety in certain companies coupled to a valuation that only makes sense when looking at relative yields to a risk-free security delivering multi-century low yields is a very fragile construct. When built upon a foundation of capital that is not actually running to yield but away from other sectors, market trends can become very interesting very rapidly. We are underweight Staples, Utilities, and REITs specifically because we do not see true value in most of those sectors’ companies despite their perceived safety. Market observers may be incorrectly ascribing a safety label to what is really a momentum trade.

Thus, if the safety trade, which generally occurs by overweighting the perceived stability of Utilities and Consumer Staples sectors, is in vogue when economic surprises are to the negative, what happens when they turn positive – as they just did? Consensus economic expectations have dropped meaningfully this year. The markets now appear to be positioned for safety, recent highs notwithstanding. If the economic surprise index trend continues, economists must increase Gross Domestic Product (GDP) expectations. In that scenario, capital in safety stocks will run to other areas of the market. The portfolio has some changes. Consumer Discretionary is now roughly evenly-weighted with the benchmark as we find fewer opportunities in companies on the wrong end of both rising wages for their employees and pressured spending from rising fuel prices. Energy is now also equal weighted as we have invested in well-capitalized energy service companies. Meanwhile Industrials and Health Care remain overweights with Financials and Materials underweights. A number of Industrial and Technology companies were added in the panicked days of early 2016 at very attractive prices for very nice businesses. Within Financials, REITs are growing yet underweight the now nearly 15% weighting within the benchmark. Materials are an underweight, as they usually are, due to a distinct lack of businesses that are anything but price-takers and, in many cases, highly indebted with little control over their own destinies.

We own solid, improving companies trading at attractive valuations and any shift away from yield trades should reward these equities. The median projected long-term earnings growth rate of our companies is 30% higher than the index, yet the median trailing P/E is only 8% above the benchmark. We believe the vast majority are solidly profitable. The median return on equity is 21% higher and the median return on assets is 38% higher than the benchmark. We believe these figures actually understate the case as we expect most of those companies to post results better than current consensus estimates.

Valuations and earnings matter, and both are in our favor. We are not chasing stocks moving up on what we believe to be false and risky assumptions. The ongoing discipline of finding companies that are underearning and discovering those that can improve remains important. The concept of market efficiency has morphed from all available news is priced in immediately, as professed in A Random Walk Down Wall Street (Burton Malkiel, W.W. Norton & Company, 1973), into market efficiency as defined by trading liquidity and decimalized pricing on execution. The push towards passive investments and indexing is increasing inefficiencies in the small cap market. We are finding improving companies trading at valuations that make little sense. We regard our ability to discover outsized returns in individual equities as actually increasing, but perhaps at the cost of less predictable timing.

4	1-855-612-3936 | www.cortinafunds.com

Shareholder Letter

Cortina Small Cap Value Fund	June 30, 2016 (Unaudited)

Carmen Reinhart & Kenneth Rogoff wrote in 2014 that the average healing period following a financial crisis requires 8 years (Recovery From Financial Crisis: Evidence from 100 Episodes, American Economic Review, 2014, 104(5). That is our current juncture. The economy regained the losses of 2008 but the term scarred is superior to healed. It is difficult to make a convincing case the economy is on the precipice of acceleration or deceleration as the data continually bounces from positive to negative and back again. The market agrees and is rising to new highs on the strength in companies that benefit from a slowing economy and is rewarding stability and defense over all else. Our view is that the market is ill-prepared to be wrong in its assumption that economic growth will be low forever and interest rates are permanently impaired. 2016 has proved to be a volatile year. With a Presidential election approaching, a vacillating economy, and hints of inflation emerging, volatility will continue. We see our opportunity set as only increasing in a market that is driven by short-term economic data that is more noise than substance and ignoring more important developing trends.

Examining the past is part of investing for the future. The market is different in this time. In this time of low and lower rates, in this time of massive central bank interaction, in this time of rapid-fire computer driven trading. Yet sifting through the data of the past five years shows our five guiding principles remain as true today as five years ago.

●	The best risk control is often a fresh perspective
●	Cheap does not always equal value
●	Do not confuse data for analysis
●	Always remember the big picture
●	Evolution is the only way companies prosper over time

The Cortina Small Cap Value Strategy is not based upon quantitative screens, it is based upon qualitative searches for unrecognized improvements. Sometimes that recognition takes longer for the market to achieve than one hopes, and sometimes the market requires a shock earnings beat to take a fresh perspective. Buying companies at 12x earnings is no guarantee they won’t go to 8x earnings so we are not wedded to ‘value’ as defined by headline low valuations. We define value as a good price for a great business, not a low price for a bad business. Today’s rapid-fire data-driven market reactions are most assuredly more reactive than proactive, and when we look at the big picture, we see emerging trends that are not reflected yet in the data. And despite the massive push of data analysis, we continue to believe, with even greater conviction, the evolution of companies is their greatest path to value creation and the one path that is consistently underestimated by the markets.

Alpha- a measure of the difference between a fund’s actual returns and its expected performance, given its level of risk as measured by beta.
P/E ratio- is the ratio for valuing a company that measures its current share price relative to its per-share earnings.
X earnings (earnings multiple)- also known as P/E ratio

Annual Report | June 30, 2016	5

Portfolio Information

Cortina Small Cap Value Fund	June 30, 2016 (Unaudited)

Growth of $25,000 Investment (Unaudited)
 For the period from September 30, 2011 (Inception) to June 30, 2016.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Value Fund Institutional share class (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Value Index. It is important to note the Fund is a professionally managed mutual fund, while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. Performance will vary from class to class based on differences in class-specific expenses.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended June 30, 2016
	6 Months	1 Year	3 Years*	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Value Fund - Institutional	-2.59%	-12.53%	2.36%	13.77%	1.64%
Cortina Small Cap Value Fund - Investor	-2.72%	-12.78%	2.10%	13.49%	1.89%
Russell 2000® Value Index	6.08%	-2.58%	6.36%	14.26%***

*	The Fund’s Institutional shares inception date is September 30, 2011, Investor shares inception date is April 30, 2014. The performance shown for Investor shares for periods pre-dating the commencement of operations of that class reflects the performance of the Fund’s Institutional shares, the initial share class, calculated using the fees and expenses of Investor shares. If Investor shares of the Fund had been available during periods prior to April 30, 2014, the performance shown may have been different.
**	Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive fees with respect to each of the Funds so that the net annual operating expenses (excluding 12b-1 fee, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) of the Funds’ shares will not exceed 1.10% of average daily net assets of each Fund for the period July 1, 2015 through August 16, 2015. Effective August 17, 2015, the Adviser has contractually agreed to waive fees with respect to each of the Funds so that the net annual operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) of the Funds’ shares will not exceed 1.10% and 1.35% of average daily net assets of each Fund’s Institutional and Investor Class shares, respectively, through October 31, 2016. The agreement will continue in effect at least through October 31, 2016, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors.
***	Represents the period from September 30, 2011 (date of original public offering of the Institutional shares) through June 30, 2016.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations****

****	Percentages are based on Net Assets as of June 30, 2016. Holdings are subject to change.

6	1-855-612-3936 | www.cortinafunds.com

Disclosure of Fund Expenses

June 30, 2016 (Unaudited)

As a shareholder of the Fund(s), you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period(a)	Net Expense Ratios(b)
Cortina Small Cap Growth Fund - Institutional
Actual Fund Return	$1,000.00	$1,028.80	$5.55	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.39	$5.52	1.10%
Cortina Small Cap Value Fund - Institutional
Actual Fund Return	$1,000.00	$974.10	$5.40	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.39	$5.52	1.10%
Cortina Small Cap Value Fund - Investor
Actual Fund Return	$1,000.00	$972.80	$6.62	1.35%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.15	$6.77	1.35%

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.
(b)	Annualized, based on the Fund’s most recent half-year expenses.

Annual Report | June 30, 2016	7

Schedule of Investments

Cortina Small Cap Growth Fund	June 30, 2016

	Shares	Value
COMMON STOCKS (95.96%)
Consumer Discretionary (9.93%)
Build‐A‐Bear Workshop, Inc.(a)	24,269	$325,690
Dave & Buster’s Entertainment, Inc.(a)	7,504	351,112
Five Below, Inc.(a)	11,674	541,790
Gentherm, Inc.(a)	6,093	208,685
IMAX Corp.(a)	10,256	302,347
Installed Building Products, Inc.(a)	4,992	181,160
Kirkland’s, Inc.(a)	20,141	295,670
Malibu Boats, Inc., Class A(a)	15,242	184,123
MarineMax, Inc.(a)	15,120	256,586
Motorcar Parts of America, Inc.(a)	7,653	208,009
Ollie’s Bargain Outlet Holdings, Inc.(a)	7,337	182,618
Universal Electronics, Inc.(a)	5,798	419,080
		3,456,870
Consumer Staples (1.12%)
Amplify Snack Brands, Inc.(a)	26,327	388,323

Energy (5.13%)
Abraxas Petroleum Corp.(a)	223,373	252,411
Carrizo Oil & Gas, Inc.(a)	7,438	266,652
Earthstone Energy, Inc.(a)	13,343	143,838
Matador Resources Co.(a)	12,466	246,827
Oasis Petroleum, Inc.(a)	27,377	255,701
Ring Energy, Inc.(a)	34,973	308,462
Synergy Resources Corp.(a)	47,179	314,212
		1,788,103
Financials (3.43%)
BofI Holding, Inc.(a)	13,465	238,465
Financial Engines, Inc.	11,020	285,087
Health Insurance Innovations, Inc., Class A(a)	34,642	136,143
Pinnacle Financial Partners, Inc.	6,294	307,462
Renasant Corp.	6,984	225,793
		1,192,950
Health Care (26.95%)
Adeptus Health, Inc., Class A(a)	5,172	267,186
AMN Healthcare Services, Inc.(a)	11,890	475,243
AtriCure, Inc.(a)	30,980	437,747
AxoGen, Inc.(a)	43,158	296,927
BioTelemetry, Inc.(a)	31,434	512,374
Cepheid(a)	8,847	272,045
Cerus Corp.(a)	57,448	358,476
Cross Country Healthcare, Inc.(a)	30,427	423,544
Entellus Medical, Inc.(a)	21,795	398,195
Glaukos Corp.(a)	17,321	505,080
HealthEquity, Inc.(a)	13,127	398,864
HealthStream, Inc.(a)	15,350	407,082
Heska Corp.(a)	8,200	304,794
HMS Holdings Corp.(a)	27,434	483,113
K2M Group Holdings, Inc.(a)	23,183	359,800
Myriad Genetics, Inc.(a)	9,243	282,836
Neogen Corp.(a)	5,632	316,800
NeoGenomics, Inc.(a)	46,057	370,298
Novadaq Tech Inc.(a)	39,662	390,274
NxStage Medical, Inc.(a)	38,051	824,946
Oxford Immunotec Global PLC(a)	31,693	285,237

See Notes to Financial Statements.

8	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments

Cortina Small Cap Growth Fund	June 30, 2016

	Shares	Value
COMMON STOCKS (continued)
Health Care (continued)
Penumbra, Inc.(a)	2,387	$142,027
The Spectranetics Corp.(a)	18,551	347,089
Vocera Communications, Inc.(a)	40,691	522,879
		9,382,856
Industrials (12.94%)
Air Transport Services Group, Inc.(a)	21,984	284,913
Albany International Corp., Class A	8,322	332,297
Allegiant Travel Co.	1,791	271,336
Astec Industries, Inc.	7,380	414,387
BMC Stock Holdings, Inc.(a)	10,046	179,020
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	13,214	246,970
Heritage Crystal Clean, Inc.(a)	15,681	191,465
Insteel Industries, Inc.	7,418	212,081
Marten Transport, Ltd.	14,498	287,060
Mistras Group, Inc.(a)	11,955	285,366
NV5 Global, Inc.(a)	6,294	179,001
On Assignment, Inc.(a)	11,257	415,946
Radiant Logistics, Inc.(a)	52,193	156,579
Spirit Airlines, Inc.(a)	11,142	499,942
TASER International, Inc.(a)	13,738	341,801
Titan International, Inc.	33,628	208,494
		4,506,658
Information Technology (31.36%)
Actua Corp.(a)	2,751	24,842
Brightcove, Inc.(a)	24,324	214,051
BroadSoft, Inc.(a)	8,869	363,895
CEVA, Inc.(a)	12,545	340,848
ChannelAdvisor Corp.(a)	43,869	635,662
Cirrus Logic, Inc.(a)	11,279	437,512
Coherent, Inc.(a)	2,850	261,573
CUI Global, Inc.(a)	16,134	81,477
CyberArk Software, Ltd.(a)	7,452	362,093
Entegris, Inc.(a)	17,263	249,796
FireEye, Inc.(a)	12,041	198,315
Five9, Inc.(a)	36,197	430,744
Fleetmatics Group PLC(a)	9,203	398,766
FormFactor, Inc.(a)	30,110	270,689
Imperva, Inc.(a)	6,754	290,490
inContact, Inc.(a)	22,370	309,825
Infinera Corp.(a)	23,312	262,959
Infoblox, Inc.(a)	21,903	410,900
Inphi Corp.(a)	11,070	354,572
LogMeIn, Inc.(a)	4,309	273,320
Marchex, Inc., Class B(a)	49,985	158,952
Marketo, Inc.(a)	4,925	171,489
MaxLinear, Inc., Class A(a)	28,520	512,790
Mellanox Technologies, Ltd.(a)	7,768	372,553
Nanometrics, Inc.(a)	20,486	425,904
Orbotech, Ltd.(a)	13,559	346,432
Photronics, Inc.(a)	21,594	192,403
Planet Payment, Inc.(a)	79,880	358,661
Proofpoint, Inc.(a)	3,007	189,712
PROS Holdings, Inc.(a)	11,415	198,963
Q2 Holdings, Inc.(a)	15,168	425,007
RingCentral, Inc., Class A(a)	18,738	369,513

See Notes to Financial Statements.

Annual Report | June 30, 2016	9

Schedule of Investments

Cortina Small Cap Growth Fund	June 30, 2016

	Shares	Value
COMMON STOCKS (continued)
Information Technology (continued)
Silicon Graphics International Corp.(a)	62,630	$315,029
Stamps.com, Inc.(a)	2,719	237,695
USA Technologies, Inc.(a)	41,608	177,666
Varonis Systems, Inc.(a)	12,323	295,998
		10,921,096
Materials (2.68%)
LSB Industries, Inc.(a)	26,848	324,324
Summit Materials, Inc., Class A(a)	11,257	230,318
US Concrete, Inc.(a)	6,235	379,774
		934,416
Telecommunication Services (2.42%)
Boingo Wireless, Inc.(a)	59,249	528,501
ORBCOMM, Inc.(a)	31,470	313,127
		841,628

TOTAL COMMON STOCKS (COST $27,847,226)		33,412,900

SHORT TERM INVESTMENT (4.09%)
Fidelity® Investments Money Market Government Portfolio ‐ Class I, 7 Day Yield 0.265%	1,424,732	1,424,732

TOTAL SHORT TERM INVESTMENT (COST $1,424,732)		1,424,732

TOTAL INVESTMENTS (100.05%) (COST $29,271,958)		34,837,632

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS (‐0.05%)		(16,567)

NET ASSETS 100.00%		$34,821,065

(a)	Non Income Producing Security.

See Notes to Financial Statements.

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Schedule of Investments

Cortina Small Cap Value Fund	June 30, 2016

	Shares	Value
COMMON STOCKS (95.97%)
Consumer Discretionary (9.45%)
Caleres, Inc.	29,819	$721,918
ClubCorp Holdings, Inc.	87,828	1,141,764
Cooper‐Standard Holding, Inc.(a)	18,512	1,462,263
Eldorado Resorts, Inc.(a)	60,590	920,665
Fox Factory Holding Corp.(a)	42,074	730,825
Helen of Troy, Ltd.(a)	4,993	513,480
Lions Gate Entertainment Corp.	32,722	661,966
		6,152,881
Energy (5.13%)
Forum Energy Technologies, Inc.(a)	49,845	862,817
Matador Resources Co.(a)	32,226	638,075
Oil States International, Inc.(a)	28,825	947,766
Superior Energy Services, Inc.	48,385	890,768
		3,339,426
Financials (32.84%)
BancorpSouth, Inc.	47,331	1,073,940
BNC Bancorp	30,110	683,798
Capitol Federal Financial, Inc.	59,992	836,888
Communications Sales & Leasing, Inc., REIT	55,222	1,595,916
Enterprise Financial Services Corp.	36,581	1,020,244
Four Corners Property Trust, Inc., REIT	52,699	1,085,072
Gramercy Property Trust, Inc., REIT	107,112	987,573
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	78,436	1,694,218
James River Group Holdings, Ltd.	40,904	1,389,100
Kennedy‐Wilson Holdings, Inc.	40,382	765,643
Maiden Holdings, Ltd.	79,169	969,029
MB Financial, Inc.	24,456	887,264
Meridian Bancorp, Inc.	98,877	1,461,402
National General Holdings Corp.	90,079	1,929,492
ProAssurance Corp.	26,988	1,445,207
State National Cos., Inc.	97,711	1,028,897
Waterstone Financial, Inc.	81,580	1,250,621
Yadkin Financial Corp.	50,394	1,264,386
		21,368,690
Health Care (7.67%)
Allscripts Healthcare Solutions, Inc.(a)	86,877	1,103,338
AngioDynamics, Inc.(a)	60,389	867,790
Healthways, Inc.(a)	92,794	1,071,771
Magellan Health, Inc.(a)	17,507	1,151,435
Prestige Brands Holdings, Inc.(a)	14,439	799,921
		4,994,255
Industrials (19.11%)
Actuant Corp., Class A	47,791	1,080,555
AZZ, Inc.	13,255	795,035
Barnes Group, Inc.	21,678	717,975
Beacon Roofing Supply, Inc.(a)	22,924	1,042,354
Federal Signal Corp.	77,208	994,439
Forward Air Corp.	21,504	957,573
Genesee & Wyoming, Inc., Class A(a)	19,633	1,157,365
Joy Global, Inc.	69,098	1,460,732
Knoll, Inc.	38,282	929,487
MSA Safety, Inc.	17,292	908,349
Rush Enterprises, Inc., Class A(a)	37,162	800,841

See Notes to Financial Statements.

Annual Report | June 30, 2016	11

Schedule of Investments

Cortina Small Cap Value Fund	June 30, 2016

	Shares	Value
COMMON STOCKS (continued)
Industrials (continued)
SPX Corp.(a)	58,831	$873,640
TrueBlue, Inc.(a)	37,956	718,128
		12,436,473
Information Technology (16.83%)
3D Systems Corp.(a)	20,128	275,552
Ambarella, Inc.(a)	17,252	876,574
Barracuda Networks, Inc.(a)	92,973	1,407,611
Blackhawk Network Holdings, Inc.(a)	29,118	975,162
Dolby Laboratories, Inc., Class A	23,429	1,121,078
ExlService Holdings, Inc.(a)	12,560	658,269
FARO Technologies, Inc.(a)	32,870	1,111,992
NetScout Systems, Inc.(a)	32,710	727,797
Power Integrations, Inc.	13,380	669,937
Stratasys, Ltd.(a)	35,856	820,744
Tower Semiconductor, Ltd.(a)	88,730	1,102,027
Travelport Worldwide, Ltd.	93,308	1,202,740
		10,949,483
Materials (1.26%)
Owens‐Illinois, Inc.(a)	45,553	820,410

Utilities (3.68%)
Chesapeake Utilities Corp.	19,530	1,292,495
Ormat Technologies, Inc.	25,117	1,099,120
		2,391,615

TOTAL COMMON STOCKS (COST $56,897,678)		62,453,233

SHORT TERM INVESTMENT (4.27%)
Fidelity® Investments Money Market Government Portfolio ‐ Class I, 7 Day Yield 0.265%	2,778,795	2,778,795

TOTAL SHORT TERM INVESTMENT (COST $2,778,795)		2,778,795

TOTAL INVESTMENTS (100.24%) (COST $59,676,473)		65,232,028

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS (‐0.24%)		(156,728)

NET ASSETS 100.00%		$65,075,300

(a)	Non Income Producing Security.

See Notes to Financial Statements.

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Statements of Assets and Liabilities

June 30, 2016

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund
ASSETS:
Investments, at value (Cost ‐ see below)	$34,837,632	$65,232,028
Receivable for investments sold	457,663	152,615
Receivable for fund shares subscribed	755	11,266
Dividends receivable	2,493	128,303
Prepaid expenses and other assets	5,675	11,662
Total Assets	35,304,218	65,535,874

LIABILITIES:
Payable for investments purchased	432,692	318,405
Payable for fund shares redeemed	–	65,562
Payable for director fees	5,000	5,000
Payable for advisory fees	13,183	23,895
Payable for fund accounting and administration fees	9,565	13,564
Payable for distribution and service fees	–	106
Payable for audit and legal fees	16,265	18,046
Other accrued liabilities and expenses	6,448	15,996
Total Liabilities	483,153	460,574
Net Assets	$34,821,065	$65,075,300

NET ASSETS CONSISTS OF:
Paid‐in capital	$33,913,588	$69,094,271
Accumulated undistributed net investment income/(loss)	(168,486)	31,260
Accumulated net realized loss on investments	(4,489,711)	(9,605,786)
Net unrealized appreciation on investments	5,565,674	5,555,555
Net Assets	$34,821,065	$65,075,300

Cost of Investments	$29,271,958	$59,676,473

PRICING OF SHARES:
Institutional
Net Assets	$34,821,065	$64,551,648
Shares Outstanding ($0.01 par value, unlimited number of shares authorized)	2,439,069	3,985,455
Net Asset Value, offering and redemption price per share	$14.28	$16.20
Investor
Net Assets	$–	$523,652
Shares Outstanding ($0.01 par value, unlimited number of shares authorized)	–	32,503
Net Asset Value, offering and redemption price per share	$–	$16.11

See Notes to Financial Statements.

Annual Report | June 30, 2016	13

Statements of Operations

For the Year Ended June 30, 2016

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $– and $442, respectively)	$49,816	$745,845
Total Investment Income	49,816	745,845

EXPENSES:
Advisory fees (Note 3)	377,726	633,087
Fund accounting and administration fees and expenses	80,910	128,394
Transfer agent fees	29,154	50,750
Distribution and service fees
Investor	–	950
Legal fees	16,645	26,221
Printing fees	1,983	10,869
Registration fees	22,346	36,590
Audit and tax fees	15,025	16,146
Custodian fees	6,028	8,092
Director fees and expenses	19,500	19,500
Other	12,804	17,298
Total Expenses Before Waivers	582,121	947,897
Less fees waived by Adviser (Note 3)	(166,642)	(250,624)
Total Net Expenses	415,479	697,273
Net Investment Income/(Loss)	(365,663)	48,572

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments	(1,159,675)	(9,000,915)
Net change in unrealized appreciation/(depreciation) on investments	(2,194,983)	850,455
Net Realized and Unrealized Loss on Investments	(3,354,658)	(8,150,460)
Net Decrease in Net Assets Resulting from Operations	$(3,720,321)	$(8,101,888)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Cortina Small Cap Growth Fund		Cortina Small Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
OPERATIONS:
Net investment income/(loss)	$(365,663)	$(393,131)	$48,572	$(55,182)
Net realized gain/(loss) on investments	(1,159,675)	(2,878,481)	(9,000,915)	487,186
Net change in unrealized appreciation/(depreciation) on investments	(2,194,983)	3,991,897	850,455	370,290
Net increase/(decrease) in net assets resulting from operations	(3,720,321)	720,285	(8,101,888)	802,294

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional
From net realized gains on investments	–	(1,833,184)	–	(816,791)
Investor
From net realized gains on investments	–	–	–	(5,280)
Total distributions	–	(1,833,184)	–	(822,071)

CAPITAL SHARE TRANSACTIONS:
Institutional
Proceeds from sale of shares	2,334,148	29,015,536	45,242,703	18,510,674
Shares issued in reinvestment of distributions	–	1,817,180	–	786,261
Cost of shares redeemed	(10,077,701)	(15,092,422)	(23,874,783)	(2,859,262)
Redemption fees	–	57	561	19
Total	(7,743,553)	15,740,351	21,368,481	16,437,692
Investor
Proceeds from sale of shares	–	–	274,972	276,871
Shares issued in reinvestment of distributions	–	–	–	5,280
Cost of shares redeemed	–	–	(80,147)	(31,077)
Total	–	–	194,825	251,074
Net increase/(decrease) from capital shares transactions	(7,743,553)	15,740,351	21,563,306	16,688,766

Net increase/(decrease) in net assets	(11,463,874)	14,627,452	13,461,418	16,668,989

NET ASSETS:
Beginning of year	46,284,939	31,657,487	51,613,882	34,944,893
End of year	$34,821,065	$46,284,939	$65,075,300	$51,613,882
Including accumulated net investment income/(loss) of:	$(168,486)	$(213,193)	$31,260	$(18,072)

OTHER INFORMATION:
Share Transactions:
Institutional
Beginning shares	3,003,898	1,936,011	2,768,059	1,865,870
Shares sold	170,048	1,942,260	2,708,555	1,016,113
Shares issued in reinvestment of dividends	–	124,465	–	43,632
Less shares redeemed	(734,877)	(998,838)	(1,491,159)	(157,556)
Ending shares	2,439,069	3,003,898	3,985,455	2,768,059
Investor
Beginning shares	–	–	19,513	5,510
Shares sold	–	–	18,003	15,384
Shares issued in reinvestment of dividends	–	–	–	293
Less shares redeemed	–	–	(5,013)	(1,674)
Ending shares	–	–	32,503	19,513

See Notes to Financial Statements.

Annual Report | June 30, 2016	15

Financial Highlights

Cortina Small Cap Growth Fund	For a share outstanding throughout the periods presented.

	Year Ended June 30, 2016	Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD INCOME/(LOSS) FROM INVESTMENT OPERATIONS:	$15.41	$16.35		$14.46	$11.87	$10.00
Net investment loss(a)	(0.13)	(0.14)		(0.17)	(0.13)	(0.09)
Net realized and unrealized gain/(loss) on investments	(1.00)	(0.02	)(b)	2.19	2.81	2.22
Total from Investment Operations	(1.13)	(0.16)		2.02	2.68	2.13

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments	–	(0.78)		(0.13)	(0.09)	(0.26)
Total Dividends and Distributions to Shareholders	–	(0.78)		(0.13)	(0.09)	(0.26)

Paid-in Capital from Redemption Fees	–	0.00	(c)	0.00 (c)	–	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.13)	(0.94)		1.89	2.59	1.87

NET ASSET VALUE, END OF PERIOD	$14.28	$15.41		$16.35	$14.46	$11.87

TOTAL RETURN	(7.33%)	(0.71%)		13.99%	22.79%	21.40	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$34,821	$46,285		$31,657	$18,245	$1,410

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.54%	1.57%		1.86%	3.85%	21.70	%(e)
Operating expenses including waiver/reimbursement	1.10%	1.10%		1.10%	1.10%	1.10	%(e)
Net investment loss including waiver/reimbursement	(0.97)%	(0.94)%		(1.02)%	(1.00)%	(0.99	)%(e)

PORTFOLIO TURNOVER RATE	93%	95%		81%	73%	144%

(a)	Calculated using average shares throughout the period.
(b)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to the share transactions for the period.

(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

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Financial Highlights

Cortina Small Cap Value Fund – Institutional	For a share outstanding throughout the periods presented.

	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD INCOME/(LOSS) FROM INVESTMENT OPERATIONS:	$18.52	$18.67	$15.62	$12.54	$10.00
Net investment income/(loss)(a)	0.01	(0.02)	(0.01)	0.01	(0.03)
Net realized and unrealized gain/(loss) on investments	(2.33)	0.24	3.30	3.68	3.14
Total from Investment Operations	(2.32)	0.22	3.29	3.69	3.11

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	–	(0.01)	(0.07)	–
From net realized gains on investments	–	(0.37)	(0.23)	(0.54)	(0.57)
Total Dividends and Distributions to Shareholders	–	(0.37)	(0.24)	(0.61)	(0.57)

Paid-in Capital from Redemption Fees	0.00 (b)	0.00 (b)	–	–	0.00	(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.32)	(0.15)	3.05	3.08	2.54

NET ASSET VALUE, END OF PERIOD	$16.20	$18.52	$18.67	$15.62	$12.54

TOTAL RETURN	(12.53%)	1.21%	21.14%	30.41%	31.99	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$64,552	$51,254	$34,842	$4,344	$1,942

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.50%	1.63%	1.92%	5.55%	22.37	%(d)
Operating expenses including waiver/reimbursement	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Net investment income/(loss) including waiver/reimbursement	0.08%	(0.13)%	(0.09)%	0.10%	(0.32	)%(d)
PORTFOLIO TURNOVER RATE	109%	102%	78%	81%	146%

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Annual Report | June 30, 2016	17

Financial Highlights

Cortina Small Cap Value Fund – Investor	For a share outstanding throughout the periods presented.

	Year Ended June 30, 2016	Year Ended June 30, 2015	For the Period September 30, 2011 (Inception) to June 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD INCOME/(LOSS) FROM INVESTMENT OPERATIONS:	$18.47	$18.67	$18.15
Net investment income/(loss)(a)	(0.02)	(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	(2.34)	0.23	0.53
Total from Investment Operations	(2.36)	0.17	0.52

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments	–	(0.37)	–
Total Dividends and Distributions to Shareholders	–	(0.37)	–

Paid-in Capital from Redemption Fees	–	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.36)	(0.20)	0.52

NET ASSET VALUE, END OF PERIOD	$16.11	$18.47	$18.67

TOTAL RETURN	(12.78%)	0.94%	2.87	%(b)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$524	$360	$103

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.75%	1.86%	2.14	%(c)
Operating expenses including waiver/reimbursement	1.35%	1.35%	1.35	%(c)
Net investment income/(loss) including waiver/reimbursement	(0.13)%	(0.35)%	(0.20	)%(c)

PORTFOLIO TURNOVER RATE	109%	102%	78	%(d)

(a)	Calculated using average shares throughout the period.
(b)	Not Annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated at the Fund level and represents the year ended June 30, 2014.

See Notes to Financial Statements.

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Notes to Financial Statements

June 30, 2016

1.  ORGANIZATION

Cortina Funds, Inc. (the “Corporation”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation was organized on April 27, 2004 as a Wisconsin corporation. The Corporation currently offers shares of common stock (“shares”) of the Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund (each a “Fund” and collectively, the “Funds”).

The Cortina Small Cap Growth Fund, which commenced operations with the sale of Institutional Class Shares on September 30, 2011, is a diversified portfolio with an investment objective to seek growth of capital. The Cortina Small Cap Value Fund, which commenced operations with the sale of Institutional Class Shares on September 30, 2011 and the sale of Investor Class Shares on April 30, 2014, is a diversified portfolio with an investment objective to seek long-term capital appreciation.

Shares of each Fund are designated as Institutional Shares or Investor Shares with an indefinite number of shares authorized at $0.01 par value. The Articles of Incorporation, as amended and restated, permit the Corporation’s Board of Directors (the “Board”) to create additional funds and share classes.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP.

Use of Estimates — The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Investment securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Funds’ Board. Securities with maturities of sixty (60) days or less are valued at amortized cost as Level 1 or 2 within the hierarchy. Money market funds, representing short-term investments, are valued at their daily net asset value.

Investment Transactions — Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income — Interest income is accrued and recorded on a daily basis including amortization of premiums, accretions of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Annual Report | June 30, 2016	19

Notes to Financial Statements

June 30, 2016

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 —
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 —
Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ investments as of June 30, 2016:

Cortina Small Cap Growth Fund
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$33,412,900	$–	$–	$33,412,900
Short Term Investment	1,424,732	–	–	1,424,732
Total	$34,837,632	$–	$–	$34,837,632

Cortina Small Cap Value Fund
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$62,453,233	$–	$–	$62,453,233
Short Term Investment	2,778,795	–	–	2,778,795
Total	$65,232,028	$–	$–	$65,232,028

*	See Schedule of Investments for sector classification.

For the year ended June 30, 2016, there have been no significant changes to the Funds’ fair value methodologies. Additionally, there were no transfers into or out of Levels 1 and 2 during the year ended June 30, 2016. It is the Funds’ policy to recognize transfers at the end of the reporting period.

For the year ended June 30, 2016, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Affiliated Companies — An affiliated company is a company that can have direct or indirect common ownership. The Funds did not hold any investments in affiliated companies as of and during the year ended June 30, 2016.

Expenses — The Funds bear expenses incurred specifically on each Fund’s respective behalf as well as a portion of general Corporation expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

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Notes to Financial Statements

June 30, 2016

Expenses that are specific to a class of shares of the Funds are charged directly to the share class. The Funds’ realized and unrealized gains and losses, net investment income, and expenses other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Fees on Redemptions — The Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds.

Federal Income Taxes — As of and during the year ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Funds intend to distribute to shareholders all taxable investment income and realized gains, and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

3. ADVISORY FEES, FUND ACCOUNTING, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Investment Advisor
Cortina Asset Management, LLC, is the Funds’ investment adviser (the “Adviser”). The Adviser is subject to the general supervision of the Board and is responsible for the overall management of the Funds’ business affairs. The Adviser invests the assets of the Funds based on the Funds’ investment objectives and policies. The Adviser is entitled to an investment advisory fee, computed daily and payable monthly, of 1.00% of the average daily net assets for each Fund.

The Adviser has contractually agreed to waive fees with respect to each of the Funds so that the net annual operating expenses (excluding 12b-1 fee, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) of the Funds’ shares will not exceed 1.10% of average daily net assets of each Fund for the period July 1, 2015 through August 16, 2015. Effective August 17, 2015, the Adviser has contractually agreed to waive fees with respect to each of the Funds so that the net annual operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) of the Funds’ shares will not exceed 1.10% and 1.35% of average daily net assets of each Fund’s Institutional and Investor Class shares, respectively, through October 31, 2016. The Adviser may request a reimbursement from the Funds to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Funds’ total annual fund operating expenses including offering costs, plus any requested reimbursement amount, are less than the above limit at the time of the request. Any such reimbursement is subject to review by the Board.

As of June 30, 2016, reimbursements (including offering costs) that may potentially be made by the Fund to the Adviser total $582,615 for the Cortina Small Cap Growth Fund and $667,050 for the Cortina Small Cap Value Fund and expire as follows:

Cortina Small Cap Growth Fund
June 30, 2017	$217,565
June 30, 2018	198,408
June 30, 2019	166,642
582,615

Cortina Small Cap Value Fund
June 30, 2017	$194,315
June 30, 2018	222,111
June 30, 2019	250,624
667,050

Fund Accounting Fees and Expenses
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) provides administrative, fund accounting and other services to the Funds for a monthly administration fee based on the Funds’ average daily net assets.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Annual Report | June 30, 2016	21

Notes to Financial Statements

June 30, 2016

Transfer Agent
ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”).

Compliance Services
ALPS provides services that assist the Corporation’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Corporation in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement.

Distributor
The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc (“the Distributor”) to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Distribution Plan
The Small Cap Value Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. The Distribution Plan provides that the Small Cap Value Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Small Cap Value Fund’s shares. Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Investor Shares of the Small Cap Value Fund and for services provided to shareholders.

The Small Cap Value Fund charges 12b-1 fees for Investor Shares. Pursuant to the Distribution Plan, the Small Cap Value Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Small Cap Value Fund’s Investor Shares. The expenses of the Distribution Plan are reflected in the Statements of Operations.

Certain Directors and Officers of the Funds are also officers of the Adviser.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the year ended June 30, 2016.

Fund Name	Purchases	Sales
Cortina Small Cap Growth Fund	$33,951,601	$42,527,042
Cortina Small Cap Value Fund	87,971,497	66,376,294

There were no purchases or sales of long-term U.S. Government Obligations for either Fund during the year ended June 30, 2016.

5. TAX BASIS INFORMATION

For the year ended June 30, 2016 the following reclassifications, which had no impact on results of operations or net assets, were primarily attributed to differences in the treatment of passive foreign investment companies and the treatment of net investment loss. These were recorded to reflect tax character as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Cortina Small Cap Growth Fund*	$(410,370)	$410,370	$–
Cortina Small Cap Value Fund	(121)	760	(639)

*	Includes Net Operating Loss (NOL) offset to Paid In Capital (PIC) in the amount of $410,370.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.

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Notes to Financial Statements

June 30, 2016

The tax character of distributions paid during the year ended June 30, 2016, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Cortina Small Cap Growth Fund	$–	$–
Cortina Small Cap Value Fund	–	–

The tax character of distributions paid during the year ended June 30, 2015, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Cortina Small Cap Growth Fund	$218,066	$1,615,118
Cortina Small Cap Value Fund	–	822,071

As of June 30, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments for Income Tax Purposes	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
Cortina Small Cap Growth Fund	$29,967,323	$6,444,454	$(1,574,145)	$4,870,309
Cortina Small Cap Value Fund	60,460,806	6,872,873	(2,101,651)	4,771,222

The difference between book basis and tax basis net unrealized appreciation is attributable to the deferral of losses from wash sales.

At June 30, 2016, components of distributable earnings were as follows:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Loss on Investments	Unrealized Appreciation on Investments	Other Cumulative Effect of Timing Differences	Total Distributable Earnings
Cortina Small Cap Growth Fund	$–	$(3,794,346)	$4,870,309	$(168,486)	$907,477
Cortina Small Cap Value Fund	31,260	(8,821,453)	4,771,222	–	(4,018,971)

The Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund elected to defer to the year ending June 30, 2017, capital losses recognized during the period November 1, 2015 through June 30, 2016 in the amount of $1,812,149 and $6,445,230, respectively. The Cortina Small Cap Growth Fund elected to defer late year ordinary losses of $168,486 as having been incurred in the following fiscal year June 30, 2017.

At June 30, 2016, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code (the “Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax. Pursuant to the Code, such capital loss carry-forwards will accumulate as follows:

Fund	No Expiration Short-Term	No Expiration Long-Term	Total
Cortina Small Cap Growth Fund	$1,315,308	$666,889	$1,982,197
Cortina Small Cap Value Fund	2,223,680	152,543	2,376,223

6. COMMITMENTS AND CONTINGENCIES

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Corporation entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

Annual Report | June 30, 2016	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Cortina Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cortina Funds, Inc., comprising Cortina Small Cap Growth Fund and Cortina Small Cap Value Fund (the “Funds”) as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Cortina Funds, Inc. as of June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
August 26, 2016

24	1-855-612-3936 | www.cortinafunds.com

Additional Information

June 30, 2016 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll‐free 1‐855‐612‐3936, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent fiscal year end June 30, 2016 is available without charge upon request by calling toll‐free 1‐855‐612‐3936, or on the SEC’s website at http://www.sec.gov.

2.  QUARTERLY PORTFOLIO HOLDINGS

The Corporation files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N‐Q. The filings are available upon request by calling 1‐855‐612‐3936. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.  The Funds’ Forms N‐Q  may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

3.  DIRECTORS’ CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On May 9, 2016 (the “Meeting”), the Board of Directors (the “Board”) met in person to consider, among other things, the annual renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Corporation and the Adviser with respect to the Cortina Small Cap Growth Fund and Cortina Small Cap Value Fund (the “Funds”) in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board reviewed and discussed various information that had been provided prior to the Meeting and at the Meeting, including the Advisory Agreement, memoranda prepared by Fund counsel discussing the Board’s fiduciary obligations and the factors the Board should assess in considering the renewal of the Advisory Agreement, information in response  to the request from the Board, including the Independent Directors, from the Adviser (including the Adviser’s Form ADV and balance sheet), a profitability analysis with respect to the Funds, comparative information about the Funds’ performance for periods ended December 31, 2015 and March 31, 2016, management fees and expense ratios, financial intermediary arrangements and other pertinent information. The Board also discussed relevant case law.

The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the Advisory Agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers. Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one‐year period.

In considering the Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below. In deciding to approve the Advisory Agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds: The Board analyzed the nature, extent and quality of the services provided by the Adviser to the Funds. The Board reviewed and considered the Adviser’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures. The Board noted the Adviser’s commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments. The Board further noted that the Adviser has over $2 billion of assets under discretionary management and that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Adviser that it offers to its larger institutional clients. The Board also noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered other services that the Adviser provides for the Funds in its capacity as their investment adviser, such as making some of its key personnel available to serve as officers of the Funds, selecting broker‐dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, monitoring compliance and portfolio valuation and overseeing the Funds’ other service providers. The Board also considered  that the Adviser has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the Investment Advisory Agreement.

Annual Report | June 30, 2016	25

Additional Information

June 30, 2016 (Unaudited)

Investment Performance of the Adviser and the Funds: In  considering the investment performance of each of the Funds, the Board reviewed the Funds’ performance information as of March 31, 2016 for various periods back to the inception date of the Funds (09/30/2011) in comparison to various benchmark indices and certain peer funds selected by the Adviser (the “Peer Funds”). The Board also reviewed performance information as of December 31, 2015. The Board noted that for the periods ended December 31, 2015, the Small Cap Growth Fund and the Adviser’s Small Cap Growth composite had lagged the Russell 2000 Growth Index for the one‐year, three‐year and since inception periods. The Board considered the effect of the market environment and the Adviser’s quarterly commentary and discussions of the reasons for the Fund’s underperformance. With respect to the Small Cap Value Fund, the Board noted that for the one‐year, three‐year and since inception periods ended December 31, 2015, the Fund’s Institutional and Investor classes had underperformed the Russell 2000 Value Index for the one‐year period, but had outperformed the Index for the three‐year and since‐inception periods. The Board noted that the Adviser’s Small Cap Value composite had performed similarly relative to the Index over the same time  periods.

The Board also considered the Adviser’s quarterly portfolio reviews explaining the Funds’ performance, the Adviser’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Adviser.

Costs of Services Provided and Profits Realized by the Adviser: The Board examined the fee  and expense information for the Funds, including a comparison of such information to the Peer Funds using information provided by the Adviser from the Morningstar database. The Board noted that each Fund’s advisory fee was above the average and median in relation to the Peer Funds. The Board also reviewed and considered management fees charged by the Adviser to other investment advisory clients and found that the investment management fee paid by the Funds was identical to what the Adviser charges on the first $25 million of a separately managed account, unless otherwise negotiated. The Board recognized the extent of the significant additional services provided to each Fund that the Adviser did not provide to its other clients, such as certain administrative services, oversight of the Fund’s other service providers, regulatory compliance and various other services.

The Board also examined the total expense ratio of each Fund relative to the Peer Funds based on the Morningstar data provided by the Adviser. The Board noted that the Small Cap Value Fund’s Institutional class’ total expense ratio of 1.10% after fee waivers and expense reimbursements by the Adviser pursuant to the Adviser’s expense cap agreement was less than the median and the average compared to the Peer Funds and the Investor class’ total expense ratio of 1.35%, after fee waivers and expense reimbursements was equal to the median and less than the average compared to the Peer Funds. The Board noted that the Small Cap Growth Fund’s total expense ratio after fee waivers and expense reimbursements by the Adviser of 1.10% was slightly above the median and the average compared to the Peer Funds. The Board further noted that if the Small Cap Value Fund had included acquired fund fees and expenses in the analysis, the Fund’s total expense ratio was still below both the average and the median for the Peer Funds and the Small Cap Growth Fund was slightly above its Peer Funds.

The Board noted that given the size of the Funds, the Adviser continued to waive fees.  While the Funds were profitable to the Adviser, the Board noted that the Adviser’s profitability analysis did not include any allocation of direct or indirect expenses associated with the Adviser’s management of the Funds.  The Board reviewed and considered the general financial condition of the Adviser and determined it to be sound. The Board also reviewed information regarding revenue sharing payments, noting that any payments by the Adviser to third‐party platforms were made from the Adviser’s legitimate profits associated with its overall advisory business. In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies: The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size. However, the Board recognized that the Adviser has been waiving fees since each Fund’s inception. The Board also considered the Adviser’s verbal representation that it would consider evaluating advisory fee breakpoints  in the future.

The Directors concluded that the current fee structure of each Fund was reasonable and that breakpoint reductions may be considered in the future depending on Fund asset levels.

Benefits Derived from the Relationship with the Funds: The Board noted that the Adviser derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker dealers who execute portfolio trades for the Funds. However, the Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision‐making process. The Board concluded that the other benefits realized by the Adviser from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the Advisory Agreement, the Directors, including all of the Independent Directors, concluded that the continuation of the Advisory Agreement was in the best interest of each Fund and  its shareholders.

26	1-855-612-3936 | www.cortinafunds.com

Board of Directors and Officers

June 30, 2016 (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Directors (the “Directors”). The Directors serve during the lifetime of the Corporation and until its termination, or until death, resignation, retirement or removal. The Directors, in turn, elect the officers of the Funds to actively supervise the day‐to‐day operations. The officers have been elected for an annual term. The following are the Directors and executive officers of the Funds:

Independent Directors
Name and Age	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Mark J. Giese, 45	Independent Director	Since Inception
President, Riverwood Business Consulting, LLC, a business and management firm (December 2009‐present); Chief Financial Officer, Datatrac Corporation, a financial research firm (January 2009‐December 2009); Vice President, Nicholas Company, Inc., an investment management firm (June 1994‐January 2009); Vice President, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc., each a registered investment company (June 1994‐January 2009); Senior Vice President, Nicholas Family of Funds, Inc., a registered investment company (June 1994‐January 2009)
				2	None
John T. Murphy, 52	Independent Director	Since Inception	Vice President, Morris Group, Inc., a machine tool distributor (2014‐Present), President and Founding Partner, Morris Midwest, LLC, a machine tool distributor (2006‐2014); President and Partner, Technical Equipment Sales Co., a machine tool distributor (2003‐2006)	2	None
Interested Director
Ryan T. Davies, 42*	Chairman, President and Interested Director	Since Inception	Senior Equity Analyst, Cortina Asset Management, LLC (2004‐present)	3	None
Officers
Eric Conner, 31	Treasurer and Principal Accounting Officer	Since November 2013	Business and Operations Analyst, Cortina Asset Management, LLC (2012‐present); Portfolio Finance Analyst, Stark Investments (2011‐2012); Senior Corporate Accountant, Stark Investments (2008‐2011)
Lori K. Hoch, 45	Secretary, Anti‐Money Laundering Officer and Chief Compliance Officer	Since Inception	Principal and Chief Operating Officer and Chief Compliance Officer, Cortina Asset Management, LLC (2004‐present)

*	Mr. Davies is considered an “interested director” of Cortina as defined under the 1940 Act by virtue of his position with the Adviser.

The business address of the officers and directors affiliated with the Adviser is 825 North Jefferson Street, Suite 400, Milwaukee, Wisconsin 53202. The address for each Independent Director is c/o Cortina Funds, 825 North Jefferson Street, Suite 400, Milwaukee, Wisconsin 53202.

Additional information about members  of the Board of Directors and Officers is available in the Statement of Additional Information (SAI).  To obtain a free copy of the SAI, please call 1‐855‐612‐3936.

Annual Report | June 30, 2016	27

Material must be accompanied or preceded by the prospectus.

The Cortina Funds are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in paragraph (a) of this Item were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in paragraph (a) of this Item were granted.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is filed as an exhibit hereto. The Registrant undertakes to provide a copy of the Code of Ethics to any person, without charge, upon written request to the Registrant at its address at 825 N. Jefferson St., Suite 400, Milwaukee, WI 53202.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Registrant’s Audit Committee Financial Expert is Mr. John F. Murphy, Independent Trustee and Audit Committee Chair.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended June 30, 2016 and June 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $25,500 and $24,500, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended June 30, 2016 and June 30, 2015, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended June 30, 2016 and June 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $5,000 and $5,000, respectively. The fiscal year 2015 and 2014 tax fees were for services for review of the dividend calculation, excise tax preparation and federal tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended June 30, 2016 and June 30, 2015, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Registrant’s principal accountant for services rendered to the Registrant’s investment adviser.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12.a.1 to the Registrant’s Certified Shareholder Report of Registered Management Investment Companies on Form N-CSR, File No. 811-21580, on September 6, 2012.
(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cortina Funds, Inc.

By:	/s/ Ryan T. Davies
Ryan T. Davies, President
(Principal Executive Officer)

Date:	September 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric Conner
Eric Conner, Treasurer and Principal Accounting Officer
(Principal Financial Officer)

Date:	September 5, 2016